CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, included in Post-Effective Amendment Number 19 to the Registration Statement (Form N-1A, No. 33-81800) of the Variable Insurance Funds and to the use of our report dated February 15, 2002, incorporated by reference therein.



                                                            /s/ERNST & YOUNG LLP


Columbus, Ohio
June 28, 2002